Exhibit 99.1

eMagin Stockholders Approve Acquisition by Samsung Display

HOPEWELL JUNCTION, N.Y., August 31, 2023 — eMagin Corporation (NYSE American: EMAN) (“eMagin” or the “Company”), a U.S.-based leader in the development, design, and manufacture of Active-Matrix OLED microdisplays for high-resolution, AR/VR and other near-eye imaging products, today announced that its stockholders voted to approve eMagin’s pending acquisition by Samsung Display Co., Ltd. (“Samsung Display”), a subsidiary of Samsung Electronics Co., Ltd. and manufacturer and distributor of display products, at eMagin’s special meeting of stockholders held earlier today.

The final voting results on the proposals voted on at the special meeting will be set forth in a Form 8-K filed by eMagin with the U.S. Securities and Exchange Commission, after certification by eMagin’s inspector of elections.

As previously announced, under the terms of the merger agreement, all outstanding shares of eMagin common stock on a fully diluted basis will be acquired for $2.08 per share in cash, in a transaction valued at approximately $218 million. The transaction is currently expected to close in the second half of 2023, subject to customary closing conditions, including the receipt of regulatory approvals. Upon completion of the transaction, eMagin common stock will no longer trade on the NYSE American, and eMagin will become a private company.

About eMagin Corporation

eMagin is the leader in OLED microdisplay technology, enabling the visualization of digital information and imagery for world-class customers in the military, consumer, medical and industrial markets. The Company invents, engineers, and manufactures display technologies of the future and is the only manufacturer of OLED displays in the United States. eMagin's Direct Patterning Technology (dPd™) will transform the way the world consumes information. Since 2001, eMagin's microdisplays have been used in AR/VR, aircraft helmets, heads-up display systems, thermal scopes, night vision goggles, future weapon systems and a variety of other applications. For more information, please visit www.emagin.com.

About Samsung Display

Samsung Display is a global leader of cutting-edge display solutions. The company diversifies display applications not only for smartphones, TVs, laptops, and monitors, but also smartwatches, game consoles and automotive applications and has close partnerships with a variety of global manufacturers. Samsung Display is leading the foldable display market based on its innovative technology, enabling the world’s first mass-production of OLED and Quantum Dot-OLED, and endeavors to develop next-generation technology such as slidable, rollable, and stretchable displays to provide new experiences and possibilities to consumers. Samsung Display prioritizes environmental and social values throughout the entire process of product manufacturing. The company will further evolve into a sustainable company dedicated to the development and happiness of humanity. For more information, please visit https://www.samsungdisplay.com /eng/index.jsp or https://global.samsungdisplay.com.

Cautionary Statement Regarding Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are based on the Company’s current expectations, estimates and projections about the expected date of closing of the proposed transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by the Company and Samsung Display, all of which are subject to change. In this context, forward-looking statements often address expected future business and financial performance and financial condition, and often contain words such as “expect,” “anticipate,” “intend,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “potentially,” “estimate,” “continue,” “expect,” “target,” similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. All forward-looking statements by their nature address matters that involve risks and uncertainties, many of which are beyond our control, and are not guarantees of future results, such as statements about the consummation of the proposed transaction and the anticipated benefits thereof. These and other forward-looking statements, including the failure to consummate the proposed transaction or to make or take any filing or other action required to consummate the proposed transaction in a timely matter or at all, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements and caution must be exercised in relying on forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the ability of the parties to consummate the proposed transaction in a timely manner or at all; (ii) the satisfaction (or waiver) of closing conditions to the consummation of the proposed transaction; (iii) potential delays in the consummation of the proposed transaction; (iv) the ability of the Company to timely and successfully achieve the anticipated benefits of the proposed transaction; (v) the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement; (vi) the Company’s ability to implement its business strategy; (vii) significant transaction costs associated with the proposed transaction; (viii) potential litigation relating to the proposed transaction; (ix) the risk that disruptions from the proposed transaction will harm the Company’s business, including current plans and operations; (x) the ability of the Company to retain and hire key personnel; (xi) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed transaction; (xii) legislative, regulatory and economic developments affecting the Company’s business; (xiii) general economic and market developments and conditions; (xiv) potential business uncertainty, including changes to existing business relationships, during the pendency of the proposed transaction that could affect the Company’s financial performance; (xv) restrictions during the pendency of the proposed transaction that may impact the Company’s ability to pursue certain business opportunities or strategic transactions; and (xvi) unpredictability and severity of catastrophic events, including, but not limited to, acts of terrorism or outbreak of war or hostilities, as well as the Company’s response to any of the aforementioned factors.

Additional risks and uncertainties that could cause actual outcomes and results to differ materially from those contemplated by the forward-looking statements are included under the caption “Risk Factors” in the Company’s most recent annual and quarterly reports filed with the SEC and any subsequent reports on Form 10-K, Form 10-Q or Form 8-K filed from time to time and available at www.sec.gov. While the list of factors presented in this press release will be, considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability and similar risks, any of which could have a material adverse effect on the Company’s financial condition, results of operations, or liquidity. The forward-looking statements included herein are made only as of the date hereof. The Company does not assume any obligation to publicly provide revisions or updates to any forward-looking statements, whether as a result of new information, future developments or otherwise, should circumstances change, except as otherwise required by securities and other applicable laws.

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Contact
eMagin Corporation
Mark A. Koch
Chief Financial Officer
845-838-7900
investorrelations@emagin.com

Sharon Merrill Associates, Inc.
Nicholas Manganaro
617-542-5300
eman@investorrelations.com